EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, the undersigned Officer of Forster Drilling Corporation (the “Company”), hereby certifies, to such officer’s knowledge, that the Company’s Quarterly Report on Form 10-QSB for the quarter ended February 28, 2007 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ F. E. FORSTER, III
F.E. Forster III
Chief Executive Officer
Date: April 23, 2007